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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):     November 17, 1995



                            CABLE TV FUND 12-B, LTD.
                            ------------------------
             (Exact name of registrant as specified in its charter)



      Colorado                      0-13807                   84-0969999
      --------                      -------                   ----------
(State of Organization)       (Commission File No.)         (IRS Employer
                                                         Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309                (303) 792-3111
---------------------------------------------                --------------
(Address of principal executive office and Zip Code           (Registrant's
                                                               telephone no.
                                                           including area code)





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ITEM 5.  OTHER EVENTS

         In August 1995, Cable TV Fund 12-BCD Venture (the "Venture"), a Colorado joint venture in which Cable TV Fund 12-B, Ltd., Cable TV Fund 12-C, Ltd. and Cable TV Fund 12-D, Ltd., Colorado limited partnerships, are general partners, entered into a purchase and sale agreement pursuant to which the Venture agreed to sell the Tampa, Florida cable television system (the "Tampa System") to Jones Intercable, Inc. ("Intercable""). Intercable is the general partner of each of Cable TV Fund 12-B, Ltd., Cable TV Fund 12-C, Ltd. and Cable TV Fund 12-D, Ltd. Closing of the purchase of the Tampa System by Intercable is expected to occur in the first half of 1996. Upon closing, Intercable anticipates exchanging the Tampa System with an unaffiliated cable television operator in return for systems owned by that operator.

         On November 17, 1995, a civil action entitled Martin Ury, derivatively on behalf of Cable TV Fund 12-B, Ltd., Cable TV Fund 12-C, Ltd. and Cable TV Fund 12-D, Ltd., Plaintiff vs. Jones Intercable, Inc., Defendant and Cable TV Fund 12-BCD Venture, Cable TV Fund 12-B, Ltd., Cable TV Fund 12-C, Ltd. and Cable TV Fund 12-D, Ltd., Nominal Defendants, was filed in the District Court, County of Arapahoe, State of Colorado (Case No. 95-CV-2212). The Plaintiff, a limited partner of Cable TV Fund 12-D, Ltd., has brought the action as a derivative action on behalf of the three partnerships that comprise the Venture against Intercable seeking to recover damages caused by Intercable's alleged breaches of its fiduciary duties to the Venture and to the limited partners of the three partnerships that comprise the Venture in connection with the proposed sale to Intercable of the Tampa System and the proposed subsequent exchange of the Tampa System with an unaffiliated cable television operator in return for systems owned by that operator. Intercable believes that it has meritorious defenses, and Intercable intends to defend this lawsuit vigorously.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CABLE TV FUND 12-B, LTD.
                                                   By: Jones Intercable, Inc.,
                                                       its General Partner


Dated:  December 4, 1995                           By: /s/ ELIZABETH M. STEELE
                                                       ------------------------
                                                       Elizabeth M. Steele
                                                       Vice President
                                                       and General Counsel





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